Exhibit 10.52

Certain information (marked as [***]) has been excluded from this exhibit because it is both (i) not material and (ii) would be competitively harmful if publicly disclosed.

CONFIDENTIAL

FOURTH AMENDMENT

TO

WHOLESALE PRODUCT PURCHASE AGREEMENT

THIS FOURTH AMENDMENT TO WHOLESALE PRODUCT PURCHASE AGREEMENT (this  “Fourth Amendment”) is made as of September 18,  2019 (the “Amendment Effective Date”), by and between Priority Healthcare Distribution, Inc., doing business as CuraScript SD Specialty Distribution, a Florida corporation having offices at 255 Technology Park, Lake Mary, Florida 32746, (“Distributor”), and United Therapeutics Corporation (“UT”), a Delaware corporation having offices at 1040 Spring Street, Silver Spring, Maryland. Distributor and UT are each referred to in this Agreement as a “Party,” collectively, the “Parties.”

WHEREAS,  the Parties entered into that certain Wholesale Product Purchase Agreement (as amended, the “Agreement”), dated as of January 1, 2018, providing for the distribution of Remodulin® (treprostinil) Injection (“Remodulin”), among other products;

WHEREAS, many patients administer Remodulin subcutaneously using an infusion system known as the CADD MS®3 Pump (the “Pump”) and associated CADD MS®3 Syringe/Cartridges (the “Cartridges”);

WHEREAS, the manufacturer of the Pumps and Cartridges, Smiths Medical ASD, Inc. (“Smiths”), announced the discontinuation of the manufacture and sale of the Pumps and Cartridges;

WHEREAS, UT has secured a limited supply of additional Cartridges from Smiths, which UT is willing to sell to Distributor under the terms and conditions of the Agreement, as amended hereby; and

WHEREAS, the Parties now wish to amend the Agreement to appoint Distributor as a non-exclusive distributor of Cartridges on the terms and conditions contained in the Agreement, as amended hereby.

NOW THEREFORE, in consideration of the mutual agreements and covenants contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties hereto, intending to be legally bound, hereby agree as follows:

1.           Exhibit A to the Agreement is hereby amended to add the following, and the defined term Product shall be deemed amended to include the product listed below:

Product No.	Product Description	Price (U.S. $)
REF: 21-7450-24	CADD MS®3 Syringe/Cartridge	$ [***] each

2.           Section 1.16 shall be added to the Agreement as follows:

1.16        Cartridges.  The following additional terms apply to CADD MS®3 Syringe/Cartridges (“Cartridges”):

(a)   Exhibit C to the Agreement shall not apply to Cartridges.  Without UT’s prior written consent (which UT may withhold in its sole discretion), Distributor shall not sell or otherwise transfer Cartridges to any third parties other than the customers listed below (“Authorized Customers”), and in quantities not to exceed the following authorized quantities (“Authorized Quantities”):

Certain information (marked as [***]) has been excluded from this exhibit because it is both (i) not material and (ii) would be competitively harmful if publicly disclosed.

CONFIDENTIAL

Authorized Customer	City	State	Authorized Quantity (Maximum Number of Cartridges Per Calendar Year)
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
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[***]	[***]	[***]	[***]

Certain information (marked as [***]) has been excluded from this exhibit because it is both (i) not material and (ii) would be competitively harmful if publicly disclosed.

CONFIDENTIAL

Authorized Customer	City	State	Authorized Quantity (Maximum Number of Cartridges Per Calendar Year)
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
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[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]

Certain information (marked as [***]) has been excluded from this exhibit because it is both (i) not material and (ii) would be competitively harmful if publicly disclosed.

CONFIDENTIAL

Authorized Customer	City	State	Authorized Quantity (Maximum Number of Cartridges Per Calendar Year)
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
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[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]

Certain information (marked as [***]) has been excluded from this exhibit because it is both (i) not material and (ii) would be competitively harmful if publicly disclosed.

CONFIDENTIAL

Authorized Customer	City	State	Authorized Quantity (Maximum Number of Cartridges Per Calendar Year)
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
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[***]	[***]	[***]	[***]

(b)   At any time, UT may provide an updated list of Authorized Customers or Authorized Users to Distributor by providing notification in the form attached hereto as Attachment A. Upon receipt of such notice, Distributor shall acknowledge such notice in writing, and Section 1.16(a) shall be deemed amended accordingly without further action by either Party.

(c)   In the event Distributor receives an order for Cartridges from a customer other than an Authorized Customer, or from an Authorized Customer in excess of the relevant Authorized Quantity, then Distributor shall request UT’s prior authorization to fulfill such order by sending an email to [                    ***                   ]. Distributor shall notify the customer of the potential delay due to the need to obtain UT’s prior authorization. UT shall provide a response to Distributor within four  (4)  business days. If UT does not respond within such timeframe, the request shall be deemed rejected by UT and Distributor shall not fulfill such order.  If UT approved such order, it shall do so by providing written notification in accordance with Section 1.16(b). Notwithstanding the foregoing, Distributor shall be permitted to ship up to ten (10) Cartridges to an unauthorized customer (or to an authorized Customer that has reached the applicable Maximum Quantity) to satisfy emergency needs, while awaiting UT’s authorization

Certain information (marked as [***]) has been excluded from this exhibit because it is both (i) not material and (ii) would be competitively harmful if publicly disclosed.

CONFIDENTIAL

for any further shipment of Cartridges to such customer;  provided, however, only one emergency shipment per customer shall be permitted each calendar year.

(d)   The parties understand that the manufacturer of the Cartridges does not provide a warranty covering the Cartridges.  Therefore, Cartridges are provided “as-is” to Distributor, and UT makes no representations and warranties as to the condition of the Cartridges. Sections 5.1(d), 5.1(e),  5.3 and 6.1(b)(i), (ii) and (v) shall not apply to Cartridges.  Exhibit D shall not apply to Cartridges.

(e)   Section 2.4 (Chargebacks) shall not apply to Cartridges.

(f)   Section 1.15 (PAP and CAP) shall not apply to Cartridges.

3.           Exhibit B to the Agreement shall be amended to add the following under Section III:

UT shall pay Distributor the following service fees with respect to the distribution of Cartridges (the “Cartridge Service Fee”). The Cartridge Service Fee is the only compensation Distributor shall be entitled to for providing distribution services with respect to the Cartridges. For the avoidance of doubt, the [***] basis point service fee shall not apply to Cartridges.

Cartridge Distribution	$[***] per each unit shipped*

In consideration of Distributor handling the logistics of Cartridge distribution, including maintenance of inventory and order fulfillment in accordance with UT’s instructions as to Authorized Customers and Authorized Quantities.

*For the purposes of this 4th Amendment each unit shall consist of a single cartridge.

The Cartridge Service Fee shall apply to the emergency shipments in accordance with Section 1.16(c).

4.           Exhibit E to the Agreement shall be amended to add MS3 Cartridges (Drug Name) and 21-7450-24 (NDC) to the data layout/requirements.

5.           Except as amended and supplemented hereby, all of the terms and conditions of the Agreement shall remain and continue in full force and effect and apply hereto.

[signature page follows]

Certain information (marked as [***]) has been excluded from this exhibit because it is both (i) not material and (ii) would be competitively harmful if publicly disclosed.

CONFIDENTIAL

IN WITNESS WHEREOF,  each of the undersigned, duly authorized, has executed this Fourth Amendment, effective as of the Amendment Effective Date.

PRIORITY HEALTHCARE DISTRIBUTION, INC.		UNITED THERAPEUTICS CORPORATION

By:	/s/ Earl English	By:	/s/ Kevin Gray

Print Name:	Earl English	Print Name:	Kevin Gray

Title:	President, CuraScript SD	Title:	SVP, Strategic Operations

Date:	09/19/2019 1:04 PM CDT	Date:	09/25/2019